UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ) ☑ Filed by the Registrant ☐ Filed by a party other than the Registrant CHECK THE APPROPRIATE BOX: ☐ Preliminary Proxy Statement ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) ☐ Definitive Proxy Statement ☑ Definitive Additional Materials ☐ Soliciting Material under §240.14a-12 SOLVENTUM CORPORATION (Name of Registrant as Specified in its Charter) (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant) PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY): ☑ No fee required ☐ Fees paid previously with preliminary materials ☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V87369-P40173 SOLVENTUM CORPORATION 1750 YANKEE DOODLE ROAD EAGAN, MN 55121 SOLVENTUM CORPORATION You invested in SOLVENTUM CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 15, 2026. Vote Virtually at the Meeting* May 15, 2026 9:00 AM EDT Virtually at: www.virtualshareholdermeeting.com/SOLV2026 *Please check the meeting materials for any special requirements for meeting attendance. Get informed before you vote View the Notice and Proxy Statement, Annual Report and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 1, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. 2026 Annual Meeting Vote by May 14, 2026 11:59 PM ET. For shares held in a Plan, vote by May 12, 2026 11:59 PM ET.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V87370-P40173 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors Nominees: 1a. Carlos Albán For 1b. Susan D. DeVore For 1c. Shirley Edwards For 1d. Dr. Bernard A. Harris Jr. For 2. Advisory vote to approve executive compensation For 3. Ratification of the appointment of PwC as Solventum’s independent registered public accounting firm for the fiscal year ending December 31, 2026 For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.